Exhibit 10.13

                              E-CITY SOFTWARE, INC.
                            STOCK TRANSFER AGREEMENT


This Stock Transfer Agreement (the "Agreement") is entered into as of June 1, 2000, by and between E-City Software, Inc., a Nevada Corporation (the "Company"), Anis Jessa, an individual ("Donor") and ___________________________,
("Donee").

         In consideration of the mutual covenants and representations herein set forth, the Company and the Donee agree as follows:

1. Transfer of Stock. Donor is a shareholder of record of common stock of the Company. Donor desires to transfer and gift __________ shares of common stock ("Shares") from Donor to Donee. By execution of this Agreement, the Parties are agreeing, without limitation, to the transfer of the Shares from Donor to Donee.

2. Transfer on the Company's Books and Records. The Company has made its consent to the transfer of the Shares conditioned upon the Parties agreeing to the terms and conditions of this Agreement.

3. Definitions. (a) "Shares" refers to the transferred Shares and all shares received in respect thereof as a consequence of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, reorganizations or the like, and all new, substituted or additional securities or other properties to which Donee is or may be entitled by reason of Donee's ownership of the Shares.

4. Legends. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following restrictive legends (in addition to any legend required under applicable state securities laws):

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT SAYING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

         THE SHARES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS AVAILABLE UPON THE REQUEST OF THE REGISTERED HOLDER HEREOF TO THE SECRETARY OF THE COMPANY.

         5. Adjustments for Stock Splits, etc. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, stock split, recapitalization, merger, reorganization or other change in the Shares which may be made by the Company after the date of this Agreement.

         7. Registration and Lock Up Agreement. The Donee agrees and acknowledges that there is no entitlement to registration rights, subsequent purchase rights or any other rights which may have attached to the Shares when possessed by the Donor. The Donee specifically agrees and acknowledges that such agreement is a condition precedent to the transfer of the Shares that the Donee will refrain from selling, hypothecating, making a short sale of, donating or in any way offering an option, transfer or any right to anyone in the Shares without the express written permission of the Company for a period of one hundred eighty days from the later of: (i) listing of the Company's common shares on the OTC bulletin board or NASDAQ Small Cap Exchange; or (ii) one year from the date of this Agreement. Donee specifically agrees to execute the Company's standard form of lock-up agreement or similar agreement to effectuate this Section 7 and understands that the Company may refuse the transfer of the Shares to any third party or the issuance of stock certificates representing the Shares until the Donee has completed such an agreement,

     8. Donee's Representations. In connection with the Donee's receipt of the Shares, the Donee hereby represents and warrants to the Company as follows:

                  (a) Investment Intent; Capacity to Protect Interests. The Donee is receiving the Shares solely for his own account for investment and not with a view to or for sale in connection with any distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act of 1933, as amended (the "Act"). The Donee also represents that the entire legal and beneficial interest of the Shares is being received by, and will be held, for the Donee's account only, and neither in whole or in part for any other person. Donee has a pre-existing business relationship with the Company and has the capacity to evaluate the merits and risks of an investment in the Company and to protect Donee's own interests in connection with this transaction.

                  (b) Economic Risk. The Donee realizes that the Shares represent a highly speculative investment and involves a high degree of risk, and the Donee is able, without impairing financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on the Donee's investment.

                  (c)  Restricted  Securities.   The  Donee  understands  and
acknowledges  that:

                  (i) the sale of the Shares has not been registered under the Act, and the Shares must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available and the Company is under no obligation to register the Shares;

                  (ii) the share certificate representing the Shares will be stamped with the legend specified in Section 4 hereof; and

                  (iii) the Company will make a notation in its records of the aforementioned restrictions on transfer and legend.

         9. General Release. In partial consideration of the granting of the Shares, Donee on its own behalf and on behalf of its shareholders, officers, directors, employees, affiliates, subsidiaries, division, successors and assigns specifically waives, discharges, and settles now and for ever any claim, cause of action, controversy or amounts that may be due or that the Donee discovers are due at a later date by the Donor, the Company, or any officer, director, shareholder, employee, agent, contractor, successor, assign, affiliate, subsidiary or division of the same.

10.      General Provisions.

                  (a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada as they apply to contracts entered into and wholly to be performed within such state.

                  (b) This Agreement represents the entire agreement between the parties with respect to the purchase of the Shares by the Donee.

                  (c) Any notice, demand or request required or permitted to be given by either the Company or Donee pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered, if delivered personally; three business days after the business day of deposit in the U.S. mail, by registered or certified mail with postage prepaid; one business day after the business day of facsimile transmission, if a confirmation copy is sent by first class mail with postage prepaid; or, one business day after the business day of deposit with Federal Express or similar overnight carrier, freight prepaid; in any such case addressed to any party at such party's address as set forth at the end of this Agreement or such other address as the party may designate by notifying the other in writing.

                  (d) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Donee under this Agreement may only be assigned with the prior written consent of the Company.

                   (e) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

                  (f) Donee agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

         By Donee's signature below, Donee represents that Donee hereby accepts this Agreement subject to all of the terms and provisions thereof. Donee has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.





COMPANY:

E-CITY SOFTWARE, INC.



By:
   ---------------------------------

Title:
        ----------------------------


DONER:

Anis Jessa, An Individual


By:
   ---------------------------------


DONEE:



By:
   ---------------------------------